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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report
             (Date of earliest event reported): September 22, 1999




                             MULTIMEDIA GAMES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Texas                    0-28318                      74-2611034
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(State or other             (Commission                  (IRS Employer
jurisdiction of             File Number)               Identification No.)
incorporation)



    7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma            74136
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code         (918) 494-0576
                                                           --------------



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Item 4. Changes in Registrant's Certifying Accountant.

(a)      Previous Independent Auditors:

         (i) On September 22, 1999, Arthur Andersen LLP confirmed to the Registrant that Arthur Andersen LLP had ceased to be the independent auditors for the Registrant effective immediately.

         (ii) Arthur Andersen LLP had been engaged on June 25, 1999, and had not rendered any reports on any financial statements of the Registrant for any period. Since its engagement, there has been no disagreement between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a)(1)(v).

Item 7. Financial statements, Pro forma Financial Information and Exhibits.

                  Exhibit 7.1       Letter of Arthur Andersen LLP (to be
                                    provided)


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MULTIMEDIA GAMES, INC.



Dated: September 28, 1999                    By: /s/ Gordon T. Graves
                                                ------------------------
                                                Gordon T. Graves
                                                Chief Executive Officer